UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2005

INAMED CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9741	59-0920629
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5540 Ekwill Street Santa Barbara, California		93111-2936
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (805) 683-6761

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events.

On July 15, 2005, Inamed Corporation (“Inamed”) distributed a letter (the “Letter”) to medical professionals participating, or having participated, in certain of its breast implants clinical studies, a copy of which is attached as Exhibit 99.1 and is incorporated herein by reference.

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Forward-Looking Statements

The Letter contains, in addition to historical information, forward-looking statements. Such statements are based on management’s current estimates and expectations and are subject to a number of uncertainties and risks that could cause actual results to differ or differ materially from those described in the forward-looking statements. Inamed is providing this information as of July 15, 2005, and expressly disclaims any duty to update information contained in the Letter.

The Letter contains additional forward-looking statements about Inamed’s clinical studies and certain investigational devices, including, without limitation, estimated rupture rates for the Style 153 silicone breast implant and round silicone breast implants and discussions with the Food and Drug Administration (“FDA”) to allow, and finalize the details of, expanded access to Inamed’s Style 410 cohesive-gel silicone breast implants. These forward-looking statements involve risks and uncertainties, including risks that the FDA may not allow, or Inamed and the FDA can not reach agreement on the conditions applicable to, expanded access to the Style 410 implants, as well as unknown risks associated with the investigational devices that are the subject of Inamed’s clinical studies, including the Style 153 implants, the round implants and the Style 410 implants, which could cause actual results to differ materially from those expressed or implied here. Readers are referred to the documents filed by Inamed with the Securities and Exchange Commission, specifically the most recent reports which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements.

The information contained in the Letter is a statement of Inamed’s present intention, belief or expectation and is based upon, among other things, the existing regulatory environment, industry conditions, market conditions and prices, the economy in general and Inamed’s assumptions. Inamed may change its intention, belief or expectation at any time and without notice, based upon any changes in such factors, assumptions or otherwise. Inamed undertakes no obligation to review or confirm analysts’ expectations or estimates or to state publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

By including any information in the Letter, Inamed does not necessarily acknowledge that disclosure of such information is required by applicable law or that the information is material.

Item 9.01 – Financial Statements and Exhibits.

(c)                                  Exhibits.

99.1	Letter to Clinical Investigators, dated July 15, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INAMED CORPORATION
Date: July 15, 2005
	By:	/s/ Joseph A. Newcomb
Joseph A. Newcomb
Executive Vice President, Secretary and General Counsel